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                                                                    EXHIBIT 10.5

                              SUBORDINATED GUARANTY

         Subordinated Guaranty, dated as of August 3, 2001, by Arris Group, Inc., a Delaware corporation ("Guarantor"), in favor of Nortel Networks LLC, a Delaware limited liability company, and its permitted successors and assigns in accordance with Section 4.2 hereof.

         WHEREAS, to induce Nortel to enter into the Agreement and Plan of Reorganization dated as of October 18, 2000, as amended through the date hereof (the "Reorganization Agreement"), among Guarantor, Nortel Networks LLC, and the other parties named therein, Guarantor agreed to provide its guaranty as set forth herein; and

         WHEREAS, Guarantor expects to receive substantial direct or indirect benefit from the consummation of the transactions contemplated by the Reorganization Agreement (which benefit is hereby acknowledged by Guarantor).

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, and to induce Nortel Networks LLC to enter into the Reorganization Agreement and the transactions contemplated thereby, Guarantor hereby agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1. The following terms, as used herein, have the following respective meanings:

         "Arris" shall mean Arris Interactive L.L.C., a Delaware limited liability company.

         "Limited Liability Company Agreement" shall mean the Second Amended and Restated Limited Liability Company Agreement of Arris, dated as of August 3, 2001, as amended, restated, amended and restated, supplemented or otherwise modified.

         "Nortel" shall mean Nortel Networks LLC and its permitted successors and assigns in accordance with Section 4.2 hereof.

All other capitalized terms used herein and not defined herein shall have the meanings specified in the Limited Liability Company Agreement.

                                   ARTICLE II

                                    GUARANTY


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         Section 2.1.      Absolute and Unconditional Guaranty. Guarantor fully,
absolutely, irrevocably, and unconditionally guarantees to Nortel the due and punctual payment in full and complete and punctual performance of all of the obligations when due of Arris under and in accordance with the terms of the Limited Liability Company Agreement, including but not limited to the obligations of Arris to make, pursuant to Section 8.02 thereof (and subject to Section 8.02(b)), redemption payments to Nortel and/or any other Class B Member (all collectively, the "Guarantied Obligations"). Guarantor agrees that the Guarantied Obligations shall be absolute, unconditional and irrevocable, irrespective of the validity, regularity or enforceability of the underlying obligations, the absence of any action to enforce the same, the recovery of any judgment against Arris, any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of Guarantor, and each such legal or equitable discharge is hereby irrevocably and forever waived. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) subject to the Subordination Agreement, Nortel may enforce this Guaranty upon the occurrence and during the continuance of a breach of the obligations of Arris; (c) the obligations of Guarantor hereunder are independent of the obligations of Arris under the Limited Liability Company Agreement, and, subject to the Subordination Agreement, a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Arris and whether or not Arris is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by Guarantor shall in no way limit, affect, modify or abridge the liability of Guarantor for any portion of the Guarantied Obligations that has not been paid.

         Guarantor hereby waives diligence, presentment, demand of payment, any right to require a proceeding first against Arris, protest, notice and all demands whatsoever. Guarantor covenants that this Guaranty shall not be discharged except by the complete payment and full performance of the Guarantied Obligations or termination as provided in Section 4.5. If Nortel is required by any court or otherwise to return to Arris, Guarantor, or any custodian, trustee or similar person acting in relation to Arris or Guarantor, any amount paid by or on behalf of Arris or Guarantor, this Subordinated Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect as to such amount. Guarantor agrees that the Guarantied Obligations shall not be subject to any right of offset or counterclaim, all of which are waived by Guarantor. Guarantor shall pay and perform all of the Guarantied Obligations immediately upon demand therefor.

         Any return on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Arris (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Nortel that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve Arris of any portion of such Guarantied Obligations.


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         If all or any portion of the Guarantied Obligations is paid by Arris, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, if and to the extent all or any part of such payment(s) is rescinded or recovered directly or indirectly from Nortel as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

         Nortel may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations, and (d) exercise any other rights or remedies as to Arris available according to law.

         This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment and performance in full of the Guarantied Obligations or termination as provided in Section 4.5), including, without limitation, the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce, or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Limited Liability Company Agreement,
(c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) any defenses, set-offs or counterclaims which Arris may assert against Nortel in respect of the Guarantied Obligations, including, but not limited to, failure of consideration, breach of warranty, payment, statute of frauds, or statute of limitations and (e) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

         Guarantor hereby waives: (a) any right to require Nortel, as a condition of payment or performance by Guarantor, to (i) proceed against Arris, any other guarantor of the Guarantied Obligations or any other person, (ii) pursue any other remedy in the power of Nortel; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Arris including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Arris from any cause other than payment in full of the Guarantied Obligations or termination as provided in Section 4.5; (c) any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any


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defense based upon Nortel's errors or omissions with respect to the Guarantied
Obligations; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness and diligence; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default, or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

         Guarantor waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Arris in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including, without limitation, (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Arris and (b) any right to enforce, or to participate in, any claim, right or remedy that Nortel now has or may hereafter have against Arris. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Arris, shall be junior and subordinate to any rights Nortel may have against Arris.

         Guarantor shall (i) permit any representative(s) of Nortel, upon reasonable advance notice, during normal business hours, and without undue disruption of the business of Guarantor, to visit, and inspect any of the properties, corporate books and financial records of Guarantor, to make copies of such books and records, and to discuss the affairs, finances, and accounts of Guarantor with the principal officers of Guarantor, subject to customary confidentiality undertakings; (ii) use its reasonable best efforts to comply, and cause Arris and Guarantor's other subsidiaries to comply, with all of their respective reporting, document delivery and other requirements under or in connection with the terms of the Senior Credit Agreement and to take all such other action reasonably requested by Nortel, to enable Arris, to the fullest extent possible, to make all payments contemplated by the Limited Liability Company Agreement; (iii) make, and cause Arris and Guarantor's other subsidiaries to make, all requisite certifications under the Senior Credit Agreement, and (iv) refrain from declaring, paying or setting aside any dividend payments on account of any shares of any class of stock of Guarantor, now or hereafter outstanding (provided, however, that in no event shall the Company be required by any of the foregoing provisions of clauses (i) to (iii) to take any action prohibited by the terms of the Senior Credit Facilities).

         Guarantor has adequate means to obtain information from Arris on a continuing basis concerning the financial condition of Arris and its ability to perform its obligations under the


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Limited Liability Company Agreement, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Arris and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

         Guarantor agrees to promptly reimburse Nortel for Nortel's reasonable costs and expenses of collecting any amounts due hereunder, including reasonable attorneys' fees.

         Section 2.2. Severability. In case any provision of this Subordinated Guaranty shall be found by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                   ARTICLE III

                                  SUBORDINATION

         The obligations contained in this Subordinated Guaranty and all amounts payable hereunder are subordinated to the extent and in the manner provided in the Subordination Agreement dated as of August 3, 2001 among Nortel, The CIT Group/Business Credit, Inc., as Administrative Agent, Guarantor and Arris Interactive L.L.C., as such Subordination Agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time (the "Subordination Agreement"). Each of this Article III and the Subordination Agreement shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Debt (as defined in the Subordination Agreement), and such provisions are made for the benefit of the holders of the Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Nothing in this Article III shall be construed as limiting the obligations of Guarantor to Nortel, which, as between Guarantor and Nortel, are unconditional and absolute.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1. Governing Law. This Subordinated Guaranty shall be governed and construed in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law.

         Section 4.2. Successors and Assigns; Transferability. This Subordinated Guaranty shall inure to the benefit of Nortel. In the event that Nortel Networks LLC transfers all or any part of its Class B Interest under the Limited Liability Company Agreement, this Subordinated Guaranty shall automatically inure to the benefit of such transferee(s) and its or their successors and assigns and such transfers shall be permitted provided that the transferee delivers to the Administrative Agent (and receives a written acknowledgment from the Administrative Agent of such delivery to the Administrative Agent) an instrument executed by or on behalf of the transferee to the effect that the transferee agrees, upon becoming a beneficiary of this Subordinated Guaranty, that it shall be bound by all of the terms and provisions of the


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Subordination Agreement. Any attempted transfer in violation of the foregoing shall be void ab initio. This Subordinated Guaranty shall likewise automatically inure to the benefit of any subsequent transferee(s) of such Class B Interests. This Subordinated Guaranty shall be binding upon Guarantor and its successors and assigns; provided, however that Guarantor may not assign or otherwise transfer any of its obligations under this Subordinated Guaranty without the express written consent of Nortel.

         Section 4.3. Waiver or alteration. None of the provisions hereof may be waived, altered or amended, except by a written instrument signed by Guarantor and Nortel and expressly referring to this Guaranty and the provision so waived, altered or amended.

         Section 4.4. Remedies Cumulative; Waivers. The rights, remedies, powers and privileges herein provided to Nortel and its successors and assigns are cumulative and not exclusive of any rights, remedies, powers and privileges provided to them by law. Guarantor hereby waives any right to a trial by jury with respect to any claim or action arising out of or based upon this Guaranty.

         Section 4.5. Termination. Subject to the reinstatement and other provisions of this Guaranty, this Guaranty shall terminate upon the first to occur of (i) an exchange set forth in Section 8.03(a) of the Limited Liability Company Agreement, or (ii) the redemption in full of all Class B Interests as provided for in Section 8.02(a) of the Limited Liability Company Agreement.

         IN WITNESS WHEREOF, Guarantor has caused this Subordinated Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                                             ARRIS GROUP, INC.


                                             By: /s/ Lawrence A. Margolis
                                                 -------------------------------
                                                 Name: Lawrence A. Margolis
                                                 Title:


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